                                                                   Exhibit 10.30

                               EXTENSION AGREEMENT

     THIS AGREEMENT MADE the 4th day of April, 2002.

B E T W E E N:

                              WAL-MART CANADA CORP.

                       (hereinafter called the "Licensor")

                                                               OF THE FIRST PART

                                     - and -

                      PCA PHOTO CORPORATION OF CANADA, INC.

                       (hereinafter called the "Licensee")

                                                              OF THE SECOND PART

                                     - and -

                             PCA INTERNATIONAL, INC.

                      (hereinafter called the "Guarantor")

                                                               OF THE THIRD PART

WHEREAS:

1. Wal-Mart Canada Inc. (now the Licensor), the Licensee and the Guarantor entered into a License Agreement dated the 9th day of February, 1996 as amended by an agreement between all of them dated July 8, 1997 whereby the Licensor and Licensee created the framework within which the Licensor may License to the Licensee the right to operate a portrait studio within certain of its stores (the "License Agreement");

2. Section 3.03 of the License Agreement provided that the Licensor has, in accordance with the terms of that provision, the right to extend the term of the License Agreement in respect of any Licensee's Business for two (2) additional years;

3. The parties mutually agree that in respect of Wal-Mart Store #'s 3008 and 3023 the aforesaid extension right, for the purpose of this agreement only, shall be three (3) years commencing from the date of expiration of the Term in respect of such Stores;

4. The parties wish to enter into this Agreement to confirm the exercise of such right of extension in accordance with the aforesaid section of the License Agreement with respect to the Licensee's Business listed on Schedule "A" attached hereto and forming a part of this Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants, conditions and agreements herein contained, other good and valuable consideration and the sum of Ten Dollars ($10.00) paid by each party to the other (receipt and sufficiency of which are hereby acknowledged), the parties hereto do hereby covenant and agree, each with the other, as follows:

1. Unless otherwise defined in this Agreement, the capitalized terms used in this Agreement shall have the same meaning ascribed to them in the License Agreement. The parties acknowledge and agree that the above recitals are true and correct.

2. The parties acknowledge and agree that the Licensor has extended the Term in respect of the Licensee's Businesses in respect of those Stores listed on Schedule "A" attached hereto and forming a part of this Agreement, in accordance with the provisions of section 3.03 of the License Agreement for such periods as are specified in the aforesaid Schedule "A."

     IN WITNESS WHEREOF the parties have executed this Agreement this 4th day of April, 2002, with effect as of the date hereinabove set forth.

                        WAL-MART CANADA CORP.

                        Per: /s/ John Berrington                          c/s
                            ----------------------------------------------
                        John Berrington - Vice President - Store Development

                        PCA PHOTO CORPORATION OF CANADA, INC.

                        Per: /s/ Barry J. Feld                            c/s
                            ----------------------------------------------
                             Barry J. Feld - Chairman and CEO

                        PCA INTERNATIONAL, INC.

                        Per: /s/ Barry J. Feld                            c/s
                            ----------------------------------------------
                             Barry J. Feld - Chairman and CEO

                                  SCHEDULE "A"

WAL-MART CANADA CORP
PCA CORPORATION OF CANADA CORP

Wal-Mart         Wal-Mart Store       Commencement      License      License Renew   Expire / Renewal
 Store #              Name                Date       Expire (5yrs)                        (2yrs)
  3008       BURNABY, B.C.              22-Apr-96      21-Apr-01       22-Apr-01        21-Apr-04
  3023       DRUMMONDVILLE, QUEBEC      22-Apr-96      21-Apr-01       22-Apr-01        21-Apr-04
  3081       SACKVILLE N.S.             20-Feb-97      19-Feb-02       20-Feb-02        19-Feb-04
  3003       BATHURST, N.B.             22-Feb-97      21-Feb-02       22-Feb-02        21-Feb-04
  3000       AGINCOURT                   5-Mar-97       4-Mar-02        5-Mar-02         3-Mar-04
  3096       STONEY CREEK, ONT.         19-Apr-97      18-Apr-02       19-Apr-02        17-Apr-02
  3004       BRANDON, MANITOBA          30-Apr-97      29-Apr-02       30-Apr-02        28-Apr-04
  3119       WINNIPEG, ST VITAL          4-May-97       3-May-02        4-May-02         2-May-04
  3127       ANCASTER, ON               17-May-97      16-May-02       17-May-02        15-May-04
  3028       EDMONTON, LONDONDERRY       7-Jun-97       6-Jun-02        7-Jun-02         5-Jun-04
  3140       ST. BRUNO, PQ              27-Jun-97      26-Jun-02       27-Jun-02        25-Jun-04
  3134       KANATA, ONT.                7-Jul-97       6-Jul-02        7-Jul-02         5-Jul-04
  3007       BROSSARD, QUEBEC           21-Jul-97      20-Jul-02       20-Jul-02        19-Jul-04
  3064       OAKVILLE, ONT.              1-Aug-97      31-Jul-02        1-Aug-02        30-Jul-04
  3066       OTTAWA, LINCOLN FIELDS     14-Aug-97      13-Aug-02       14-Aug-02        13-Aug-04
  3033       GANDER, NFLD               18-Aug-97      17-Aug-02       18-Aug-02        17-Aug-04
  3012       CALGARY, MARLBOROUGH       24-Aug-97      23-Aug-02       24-Aug-02        23-Aug-04
  3084       SASKATOON, WILDWOOD        20-Sep-97      19-Sep-02       20-Sep-02        19-Sep-04
  3044       KIRKLAND, QUEBEC           25-Sep-97      24-Sep-02       25-Sep-02        24-Sep-04
  3147       GRANDE PRAIRIE, AB         26-Sep-97      25-Sep-02       26-Sep-02        25-Sep-04
  3148       LEVIS, PQ                  26-Sep-97      25-Sep-02       26-Sep-02        25-Sep-04
  3150       MEDICINE HAT, AB           26-Sep-97      25-Sep-02       26-Sep-02        25-Sep-04
  3137       STE HYACINTHE              27-Sep-97      26-Sep-02       27-Sep-02        26-Sep-04
  3136       ROUYN-NORANDA, PQ          29-Sep-97      28-Sep-02       29-Sep-02        28-Sep-04
  3142       ORANGEVILLE, ONT.          31-Oct-97      30-Oct-02       31-Oct-02        30-Oct-04
  3143       HULL, PQ                   31-Oct-97      30-Oct-02       31-Oct-02        30-Oct-04
  3145       VAUGHAN, ONT               31-Oct-97      30-Oct-02       31-Oct-02        30-Oct-04
  3146       STE. FOY, PQ               31-Oct-97      30-Oct-02       31-Oct-02        30-Oct-04